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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                                 --------------------

                                      FORM 8-A

                 FOR REGISTRATIONS OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR 12(g) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


                       OLYMPIC CASCADE FINANCIAL CORPORATION
                 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                 DELAWARE                               36-4128138
       (STATE OR OTHER JURISDICTION                  (I.R.S. EMPLOYER
             OF INCORPORATION)                      IDENTIFICATION NO.)

         875 N. MICHIGAN AVENUE, SUITE 1560
             CHICAGO, ILLINOIS                             60611
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

If this form relates to the              If this form relates to the
registration of a class of               registration of a class of
securities pursuant to Section 12(b)     securities pursuant to Section 12(g)
of the Exchange Act and is effective     of the Exchange Act and is effective
pursuant to General Instruction A.(c),   pursuant to General Instruction A.(d),
please check the following box. /X/      please check the following box. / /


Securities Act registration statement file number to which this form relates:
333-12907.

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be registered    Name of Each Exchange on Which Each
                                        Class is to be Registered
------------------------------------    ------------------------------------

Common Stock, $.02 par value            Chicago Stock Exchange
------------------------------------    ------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

Title of Each Class to be registered    Name of Each Exchange on Which Each
                                        Class is to be Registered
------------------------------------    ------------------------------------

            None                                  None
------------------------------------    ------------------------------------


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               INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the Common Stock of Registrant to be registered hereunder is set forth under the heading "Description of Olympic Capital Stock" in Registrant's Form S-4 Registration Statement, as amended (Registration No. 333-12907) (the "Registration Statement"), filed by Registrant with the Securities and Exchange Commission, which description is incorporated herein by reference.

ITEM 2.  EXHIBITS.

Exhibit No.    Description
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3.1            Form of Certificate of Incorporation of Registrant, set forth as
               Appendix B to the Proxy Statement/Prospectus which is part of the Registration Statement and incorporated herein by reference.

3.2 Form of By-Laws of Registrant, set forth as Exhibit 3.2 to the Registration Statement and incorporated herein by reference.


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                                SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                               OLYMPIC CASCADE FINANCIAL CORPORATION


                               By: /s/ Steven A. Rothstein
                                   Name: Steven A. Rothstein
                                   Title: Chairman


Date: July 28, 1998


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